 Exhibit 10.21

ADDENDUM TO

EMPLOYMENT AGREEMENT

As of the 1st day of January 2016, this ADDENDUM TO EMPLOYMENT AGREEMENT (“Agreement”) is entered into by and FTE Networks, Inc, a Nevada corporation (the “Company”), and Carlie Ancor undersigned individual (“Executive”).

WHEREAS, the Company and Executive entered into certain employment agreement dated October 26, 2015 (“Employment Agreement”), attached hereto as Exhibit A.

WHEREAS, parties desire to modify the terms of the Employment Agreement to change the title of the Executive.

NOW, THEREFORE, for $100.00 and other good and valuable consideration, receipt of which is hereby acknowledged by Executive, the Company and Executive agree to modify the Employment Agreement as follows:

1.	Executive has agreed to continue to serve as an executive officer of the Company as the Chief Technology Officer (“CTO”) for the remaining term of the Agreement.

2.	All other terms and conditions of the Employment Agreement shall remain in full force and effect.

FTE NETWORKS, INC.	EXECUTIVE

By:		By:
	Michael Palleschi, CEO and Chairman	Carlie Ancor
	Date :	Date :

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